Supplement to the
Fidelity Advisor® Mid Cap II Fund
Class A, Class M, Class C, Class I, and Class Z
March 1, 2024
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice Fitzmaurice (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Sherwood will transition off the fund on or about December 31, 2024.
AMP-SUSTK-0824-103 1.9881431.103	August 14, 2024